SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
October 8, 2002

A.G. EDWARDS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-08527	43-1288229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One North Jefferson Avenue, St. Louis Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (314) 955-3000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

   (c)   Exhibits

      99(i) Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances
      Related to Exchange Act Filings.

      99(ii) Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances
      Related to Exchange Act Filings.

Item 9. Regulation FD Disclosure

On October 8, 2002, the Principal Executive Officer and Principal Financial Officer of A.G. Edwards, Inc. submitted to the Securities and Exchange Commission statements under oath in accordance with Commission Order No. 4-460 requiring the filing of sworn statements pursuant to section 21(a)(1) of the Securities Exchange Act of 1934. Copies of these statements are attached as Exhibits 99(i) and 99(ii).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 8, 2002

A.G. Edwards, Inc.
Registrant

By: /s/ Douglas L. Kelly
      Douglas L. Kelly
     Chief Financial Officer

Exhibit Index

Exhibit No.      Description

99(i)                Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances
                       Relating to Exchange Act Filings.

99(ii)               Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances
                       Relating to Exchange Act Filings.